                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 9, 2005

                               TRIMAS CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                      333-100351                38-2687639
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan             48304
          (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (248) 631-5450

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO MATERIAL AGREEMENT.

According to the recommendation and approval of the Compensation Committee of the Board of Directors and further approval of the full Board of Directors, the
Company entered into an Employment Agreement with E. R. Autry, Vice President and Chief Financial Officer effective August 1, 2005

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits. The following exhibit is filed herewith:

Exhibit No.   Description
-----------   -----------
99.1          Attached hereto as Exhibit 99.1 is Employment Agreement dated
              August 1, 2005 between E. R. Autry and TriMas Corporation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRIMAS CORPORATION

Date: August 9, 2005                         By: /s/ Grant H. Beard
                                                 -------------------------------
                                             Name: Grant H. Beard
                                             Title: Chief Financial Officer

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